EXHIBIT 10.2

EXECUTION VERSION

AMENDMENT NO. 1, dated as of February 14, 2017 (this “Amendment”), to the Collateral Agreement dated as of November 21, 2014, among SCIENTIFIC GAMES INTERNATIONAL, INC., a Delaware corporation (the “Issuer”), SCIENTIFIC GAMES CORPORATION, a Delaware corporation (“Holdings”), the Subsidiary Guarantors party thereto (each of the foregoing, together with the Issuer and Holdings, the “Grantors”) and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent (the “Collateral Agent”) (as amended, restated, modified and supplemented from time to time, the “Security Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement.

WHEREAS, Section 8.1 of the Collateral Agreement provides that the Collateral Agreement may not be amended except in accordance with Article 9 of that certain Indenture, dated as of November 21, 2014, among the Issuer as successor issuer thereunder, Deutsche Bank Trust Company Americas, as trustee (in such capacity, the “Trustee”), the Collateral Agent, Holdings and the other guarantors party thereto (as supplemented to date, the “Indenture”) and each Additional Pari Passu Agreement.

WHEREAS, Section 9.01(1) of the Indenture provides that the Issuer and the Trustee may amend any Security Document in order to cure any ambiguity, defect or inconsistency so long as such change does not adversely affect the rights of any Holders in any material respect and Section 9.01(3) of the Indenture provides that the Issuer and the Trustee may amend any Security Document in order to provide for the issuance of Additional Securities in accordance with the provisions set forth in the Indenture;

WHEREAS, the Issuer, the other Grantors and the Trustee desire to amend the Security Agreement on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment to Security Agreement. The Security Agreement is, effective as of the Amendment No. 1 Effective Date (as defined below), hereby amended:

(i)       by amending the definition of “Additional Pari Passu Lien Obligations” by:

(1)       adding the words “either (A)” directly after the words “other obligations constitute” in clause (2) thereof;

(2)       adding the words “or (B) Permitted Indebtedness described in clause (2) of the definition of Permitted Indebtedness in the Indenture” following the words “as defined in the Indenture” in clause (2) thereof; and

(3)       replacing the reference to “Section 8.16 and” in clause (3) thereof with a reference to “Section 8.15 and, except in the case of Additional Securities”.

(ii)       by amending the definition of “Notes Obligations” to replace the reference to “Section 8.16” therein with a reference to “Section 8.15”

(iii)       by amending Section 8.15 by:

(1)       adding “or Permitted Indebtedness described in clause (2) of the definition of Permitted Indebtedness in the Indenture, in each case,” before “for purposes of the Indenture” in clause (a)(i) thereof; and

(2)       deleting footnote 1 on the first paragraph of such section.

(iv) by amending Annex V to replace the reference to Section 8.16 therein with a reference to Section 8.2.

Section 2. Representations and Warranties, No Default. The Issuer and the Guarantors, jointly and severally, hereby represent and warrant that as of the Amendment No. 1 Effective Date, after giving effect to the amendments set forth in this Amendment, (i) no Default or Event of Default exists and is continuing and (ii) all representations and warranties contained in the Indenture and Security Agreement are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date (provided that representations and warranties that are qualified by materiality are true and correct (after giving effect to any qualification therein) in all respects on and as of the date hereof).

Section 3. Effectiveness. Section 1 of this Amendment shall become effective on the date (such date, if any, the “Amendment No. 1 Effective Date”) that the Trustee shall have received executed signature pages hereto from each Grantor.

Section 4. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy or electronic (e.g., “pdf”) transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

Section 5. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE SAME ARE NOT MANDATORILY APPLICABLE BY STATUTE AND THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. Each of the parties hereto agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Indenture or the Securities.

Section 6. Headings. The Section headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

Section 7. Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Holders, the Trustee or the Issuer, in each case under the Security Agreement or any other Note Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Security Agreement or any other provision of either such agreement or any other Note Document. Each and every term, condition, obligation, covenant and agreement contained in the Security Agreement or any other Note Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and nothing herein can or may be construed as a novation thereof. Each Grantor reaffirms its obligations under the Security Documents to which it is a party and the validity, enforceability and perfection of the Liens granted by it pursuant to the Security Documents with all such Liens continuing in full force and effect after giving effect to this Amendment. This Amendment shall constitute a Note Document for purposes of the Indenture and from and after the Amendment No. 1 Effective Date, all references to the Security Agreement in any Note Document and all references in the Security Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Security Agreement, shall, unless expressly provided otherwise, refer to the Security Agreement as amended by this Amendment. Each of the Grantors hereby consents to this Amendment and confirms that all obligations of such Grantor under the Security Documents to which such Grantor is a party shall continue to apply to the Security Agreement, as amended hereby.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

SCIENTIFIC GAMES INTERNATIONAL, INC.

By:	/s/ Michael A. Quartieri
Name:	Michael A. Quartieri
Title:	Executive Vice President, Chief Financial Officer,
Secretary and Treasurer

SCIENTIFIC GAMES CORPORATION

By:	/s/ Michael A. Quartieri
Name:	Michael A. Quartieri
Title:	Executive Vice President, Chief Financial Officer,
Treasurer and Corporate Secretary

WILLIAMS ELECTRONICS GAMES, INC.
SCIENTIFIC GAMES SA, INC.
SCIENTIFIC GAMES PRODUCTS, INC.
BALLY TECHNOLOGIES, INC.
BALLY GAMING, INC.
SG GAMING NORTH AMERICA, INC.

By:	/s/ Michael A. Quartieri
Name:	Michael A. Quartieri
Title:	Treasurer and Secretary

MDI ENTERTAINMENT, LLC
SCIENTIFIC GAMES NEW JERSEY, LLC

By:	Scientific Games International, Inc.,
as its Sole Member

By:	/s/ Michael A. Quartieri
Name:	Michael A. Quartieri
Title:	Executive Vice President, Chief Financial Officer, Secretary and Treasurer

[SGMS - Signature Page to Amendment]

GO FOR A MILLION PRODUCTIONS, LLC
SCIENTIFIC GAMES DISTRIBUTION, LLC
SCIENTIFIC GAMES PRODUCTIONS, LLC

By:	SG Gaming North America, Inc.,
as its Sole Member

By:	/s/ Michael A. Quartieri
Name:	Michael A. Quartieri
Title:	Treasurer and Secretary

SHFL PROPERTIES, LLC
BALLY PROPERTIES EAST, LLC
BALLY PROPERTIES WEST, LLC

By:	Bally Gaming, Inc.,
as its Sole Member

By:	/s/ Michael A. Quartieri
Name:	Michael A. Quartieri
Title:	Treasurer and Secretary

[SGMS - Signature Page to Amendment]

COLLATERAL AGENT:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By: Deutsche Bank National Trust Company

By:	/s/ Chris Niesz
Name:	Chris Niesz
Title:	Assistant Vice President

By:	/s/ Kathryn Fischer
Name:	Kathryn Fischer
Title:	Assistant Vice President

[SGMS - Signature Page to Amendment]